UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )
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Filed by a Party other than the Registrant ☑

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Pursuant to §240.14a-12
NATIONAL FUEL GAS COMPANY

(Name of Registrant as Specified in its Charter)
New Mountain Vantage, L.P.
New Mountain Vantage (California), L.P.
New Mountain Vantage (Texas), L.P.
New Mountain Vantage Holdco Ltd.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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New Mountain Vantage, L.P., a Delaware limited partnership (“NMV”), New Mountain Vantage (California), L.P., a Delaware limited partnership (“NMVC”), New Mountain Vantage (Texas), L.P., a Delaware limited partnership (“NMVT”) and New Mountain Vantage HoldCo Ltd., a Cayman Islands exempt limited company (“NMV Offshore HoldCo”, and collectively, the “Proponents”) have given notice to National Fuel Gas Company (the “Company”) of their intent to nominate David M. DiDomenico, F. Fox Benton, III and Frederic V. Salerno (the “Nominees) for election to the Board of Directors of the Issuer at the 2008 Annual Meeting of the Stockholders of the Company.
New Mountain Vantage GP, L.L.C., a Delaware limited liability company (“Vantage GP”), NMV, NMVC, NMVT, New Mountain Vantage Advisers, L.L.C., a Delaware limited liability company (“NMV Advisers”), New Mountain Vantage (Cayman) Ltd., a Cayman Islands exempt limited company (“NMV Offshore”), NMV Offshore HoldCo, Mr. Steven B. Klinsky (collectively, the “NMV Entities”), NMV Special Holdings, LLC, a Delaware limited liability company (“NMVSH”), and the California Public Employees’ Retirement System, a unit of the California State and Consumer Services Agency charged with oversight of the Public Employees’ Retirement Fund (“CalPERS”), (NMV Entities, NMVSH and CalPERS, collectively, the “Reporting Persons”, and together with the Proponents and Nominees, the “Participants”) have previously filed a Schedule 13D (“Schedule 13D”) with the SEC on October 30, 2006, as amended, relating to the common stock of the Company.
Additional Information
The Proponents intend to file a proxy statement with the Securities and Exchange Commission (“SEC”) on Schedule 14A and the Proponents expect to mail a proxy statement to the Company’s stockholders containing information about the proxy solicitation. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT IS AVAILABLE.
The proxy statement will contain important information about the Participants, including the Nominees, and related matters. Investors and security holders may obtain these documents, when available, free of charge by contacting the Proponents’ proxy solicitor, Innisfree M&A Incorporated, toll-free at (877) 456-3422. Banks and Brokers may call collect at 212-750-5833. The proxy statement will also be available through the web site maintained by the SEC at www.sec.gov. In addition to the proxy statement, the Proponents may file other proxy information with the SEC.
The Participants may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the proposed proxy solicitation. Information about the Reporting Persons and their ownership of Company common stock is set forth in the Schedule 13D. Information about the Nominees and other information regarding the participants in the proxy solicitation will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.
The Proponents posted the following items to http://www.buildNFGvalue.com.

DISCLAIMER
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•	New Mountain Vantage, L.P., a Delaware limited partnership (“NMV”), New Mountain Vantage (California), L.P., a Delaware limited partnership (“NMVC”), New Mountain Vantage (Texas), L.P., a Delaware limited partnership (“NMVT”), and New Mountain Vantage HoldCo Ltd., a Cayman Islands exempt limited company (“NMV Offshore HoldCo”, and collectively, the “Proponents”), have given notice to National Fuel Gas Company (the “Company”) of their intent to nominate F. Fox Benton, III, David M. DiDomenico, and Frederic V. Salerno (the “Nominees”) for election to the Board of Directors of “NFG” or the Company at the 2008 Annual Meeting of the Shareholders of the Company.

•	New Mountain Vantage GP, L.L.C., a Delaware limited liability company (“Vantage GP”), NMV, NMVC, NMVT, New Mountain Vantage Advisers, L.L.C., a Delaware limited liability company (“Vantage” or “New Mountain Vantage”), New Mountain Vantage (Cayman) Ltd., a Cayman Islands exempt limited company (“NMV Offshore”), NMV Offshore HoldCo, Mr. Steven B. Klinsky (collectively, the “NMV Entities”), NMV Special Holdings, LLC, a Delaware limited liability company (“NMVSH”), and the California Public Employees’ Retirement System, a unit of the California State and Consumer Services Agency charged with oversight of the Public Employees’ Retirement Fund (“CalPERS”), (NMV Entities, NMVSH and CalPERS, collectively, the “Reporting Persons”, and together with the Proponents and Nominees, the “Participants”) have previously filed a Schedule 13D (“Schedule 13D”) with the Securities and Exchange Commission (“SEC”) on October 30, 2006, as amended, relating to the common stock of the Company.

•	Except as provided in its Schedule 13D, the Participants are not acting together with any other person for the purpose of acquiring, holding, voting or disposing of securities of NFG. Any intention of any other person to act together with the Participants for any of these purposes is expressly disclaimed by the Participants.

•	This Web site is for general information purposes only. It does not have regard to the specific investment objective, financial situation, suitability or the particular need of any specific person who reads this Web site, and should not be taken as advice on the merits of any investment decision. The views expressed herein are those of Vantage and are based on or derived from publicly available information.

•	Except for historical information contained in this Web site, this Web site, including the analyses and views of Vantage and Schlumberger Data & Consulting (“Schlumberger”) contained herein, include forward-looking statements with respect to, among other things, the operating performance of NFG. These statements may be identified by the use of forward-looking terminology such as the words “expects,” “intends,” “believes,” “anticipates” and other terms with similar meaning indicating possible future events or actions or potential impact on the business or shareholders of NFG. Vantage’s views and these forward-looking statements are based solely on publicly available information and on various assumptions that are inherently subject to significant economic, competitive, and other risks and uncertainties that could cause actual results to differ materially, and have been included solely for illustrative purposes. These risks and uncertainties include, among others, the ability to successfully solicit sufficient proxies to elect the Proponents’ Nominees to the NFG’S board of directors, the ability of the Proponents’ Nominees to influence the management of NFG and to improve the operating performance of NFG, and risk factors associated with the business of NFG, as described by NFG on Form 10-K for the fiscal year ended September 30, 2006, and in other periodic reports of NFG, which are available at no charge at the website of the SEC at www.sec.gov. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results. Vantage recognizes that there may be confidential information in the possession of NFG that could lead NFG to disagree with Vantage’s conclusions. Other shareholders or potential shareholders of NFG should make their own determination concerning an investment in NFG. Vantage reserves the right to change any of its views expressed herein at any time as it deems appropriate. Vantage disclaims any obligations to update the information contained herein.
•	Vantage and its affiliates manage funds that are in the business of trading — buying and selling — public securities. It is possible that there will be developments in the future that cause Vantage to change its position regarding the Company and possibly increase, reduce, dispose of, or change the form of its investments in the Company.
Additional Information
•	The Proponents intend to file a proxy statement with the SEC on Schedule 14A and the Proponents expect to mail a proxy statement to the Company’s shareholders containing information about the proxy solicitation. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT IS AVAILABLE.

•	The proxy statement will contain important information about the Participants, including the Nominees, and related matters. Investors and security holders may obtain these documents, when available, free of charge by contacting the Proponents’ proxy solicitor, Innisfree M&A Incorporated, toll-free at (877) 456-3422. Banks and Brokers may call collect at 212-750-5833. The proxy statement will also be available through the web site maintained by the SEC at www.sec.gov. In addition to the proxy statement, the Proponents may file other proxy information with the SEC.

•	The Participants may be deemed to be participants in the solicitation of proxies from Company shareholders in connection with the proposed proxy solicitation. Information about the Reporting Persons and their ownership of Company common stock is set forth in the Schedule 13D. Information about the Nominees and other information regarding the participants in the proxy solicitation will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

           Proceed
Copyright 2007 New Mountain Capital LLC.

OVERVIEW
•	Vantage purchased its first shares of NFG in February 2006
•	Represents over 8.1 million shares (over 9.5% of shares outstanding), including CalPERS position

•	Believes itself to be NFG’s largest shareholder
•	Vantage has performed extensive due diligence and proprietary research based upon publicly available information over the past 18 months

•	Vantage has sought to pursue an active ongoing dialogue with NFG management for the last 14 months

•	NFG has responded to some Vantage suggestions; however, Vantage believes that the most important ideas and opportunities have not been actively pursued

•	Vantage has now proposed a slate of Directors to make sure that all alternatives to maximize shareholder value are properly considered
Vantage Recommendations to NFG
1.	Develop, communicate and execute a plan to maximize value of NFG’s Appalachian exploration and production (“E&P”) assets

2.	Explore Master Limited Partnership (“MLP”) structure for NFG’s pipeline and storage assets, California E&P assets, and its Appalachian E&P assets

3.	Explore sale of NFG’s non-core operations

4.	Eliminate the 10% poison pill and recommend shareholder approval of the elimination of NFG’s staggered board at the 2008 Annual Meeting of Shareholders.
Disclaimer | Copyright 2007 New Mountain Capital LLC.

INVESTOR PRESENTATION
November 06, 2007
Building the Value of National Fuel Gas
DOWNLOAD PRESENTATION (PDF)
Disclaimer | Copyright 2007 New Mountain Capital LLC.

PROPOSED SLATE OF DIRECTORS’ BIOGRAPHIES
F. Fox Benton
•	Significant E&P operations and transaction experience

•	Former CFO, Ultra Petroleum (1999 — 2005)

•	Key member of an Ultra Petroleum leadership team that created ~$10 billion of shareholder value
David DiDomenico
•	Significant capital markets expertise

•	New Mountain Vantage Managing Director; responsible for direct oversight of NFG position

•	Previous investment management positions with Lehman Brothers’ Neuberger Berman, Starwood Capital Group, and Tiger Management; significant energy investment experience
Frederic Salerno
•	Significant utility and corporate governance experience

•	Formerly Verizon’s Vice Chairman and Chief Financial Officer; 37 years in the telecommunications industry

•	Formerly Senior Vice Chairman and CFO of Bell Atlantic, and President & CEO of NYNEX

•	Served as the lead negotiator in three significant mergers:
•	Merger of Bell Atlantic and NYNEX

•	Merger of Bell Atlantic and GTE

•	Combination of U.S. wireless assets of Bell Atlantic and Vodafone into Verizon Wireless
•	Currently serves as Director of Akamai Technologies, Inc., Bear Stearns &

•	Company, Inc., CBS Corp., Intercontinental Exchange, Inc., Popular, Inc., and Viacom, Inc.

•	Formerly a Director of Consolidated Edison, Inc., Keyspan Energy, and Orion Power Holdings

•	Chairman of the Board of Trustees of the State University of New York, 1990-1996
Disclaimer | Copyright 2007 New Mountain Capital LLC.

SEC FILINGS
Click here to view SEC Filings
Disclaimer | Copyright 2007 New Mountain Capital LLC.

CONTACT US

Investor Contact:
INNISFREE M&A INCORPORATED
Shareholders may call toll-free: (877) 456-3422
Institutional Investors, Banks and Brokers may call collect: (212) 750-5833
Media Contact:
Brunswick Group
Nina Devlin/Erin Becker
(212) 333-3810
Disclaimer | Copyright 2007 New Mountain Capital LLC.